UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 8, 2020

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d)On December 8, 2020, the Board of Directors of the Company increased the size of the Board from ten to eleven directors and elected Jeffery S. Perry as a Class I member of the Board, each effective on such date. Mr. Perry will serve on the Board for a term continuing until the Company’s 2021 Annual Meeting of Stockholders. Mr. Perry’s committee appointments will be determined at a subsequent date.

The Board determined that Mr. Perry is independent under the rules of the New York Stock Exchange and the Company’s Corporate Governance Principles. There are no arrangements or understandings between Mr. Perry and any other persons regarding his appointment to the Board of Directors.  There are no family relationships between Mr. Perry and any director or executive officer and Mr. Perry is not a party to any transactions with the Company for which disclosure is required under Item 404(a) of Regulation S-K. Mr. Perry will participate in the compensation program for non-employee directors described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 19, 2020.

Mr. Perry is the Founder and Chief Executive Officer of Lead Mandates LLC, a business advisory firm that helps organizations improve business and leadership performance. Prior to founding Lead Mandates in 2020, he held senior positions with Ernst & Young LLP for 16 years, including serving as Global Client Service Partner for major Consumer Products accounts and Americas Operational Transaction Services Practice Leader. Before joining Ernst & Young in 2004, he held leadership positions with AT Kearney Inc, including co-leading its North America Merger Integration services. He holds a BS in Marketing/Quantitative Methods from Babson College and an MBA from Harvard Business School.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press release dated December 8, 2020, issued by Fortune Brands Home & Security, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

Date:  December 9, 2020